                                                                  CHANCELLOR LGT
                                                                ASSET MANAGEMENT
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                     G.T. GLOBAL
                                                                  EASTERN EUROPE
                                                                            FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997

                                                                     [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   October  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

G.T. GLOBAL EASTERN EUROPE FUND
MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have continued to seek their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your financial adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle
William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds


SHARE REPURCHASE SUMMARY FOR G.T. GLOBAL EASTERN EUROPE FUND

As an interval fund, the Fund is required to make annual offers to repurchase a percentage of its outstanding shares, with redemption proceeds to be paid to participating shareholders in cash. The percentage of outstanding shares that the Fund will offer to repurchase in each annual offer will be established by the Board of Trustees shortly before the commencement of the offer, but it will not be less than 5% or more than 25% of the Fund's outstanding shares. The Board currently expects the periodic offers in 1998 to be for 5% of outstanding shares.

INTERVIEW WITH PORTFOLIO MANAGER
SERGE SELFSLAGH

Q  HOW HAS THE FUND PERFORMED?

A Over the 12-month period to October 31, 1997, the G.T. Global Eastern Europe Fund returned a total of 23.74%, based on net asset value. The share price of the Fund, as traded on the New York Stock Exchange, rose by 19.13%. There is no stated performance benchmark, as few benchmarks are available in this relatively new market and none have gained widespread acceptance. We anticipate that eastern European indices will be launched by major providers in the future and that an industry standard will emerge.

Performance varied significantly throughout the region's main markets. Russia and Hungary enjoyed impressive gains for the 12-month period, while Polish and Czech markets underperformed considerably. All markets experienced significant volatility in October as turbulence in Asia continued to exert itself on global markets.

IMPROVING FUNDAMENTALS
REAL GDP GROWTH

[EDGAR REPRESENTATION OF GRAPH]

                             1997e                1992
Poland                          7%                 2.6%
Hungary                         4%                -3.1%
Russia*                       0.7%               -14.5%
Czech                         0.2%                -6.4%

Source: GT Global, Inc., November 1997.
*  Break in bar reflects changes in scale.

Q  SPECIFICALLY, WHAT COMPANIES PERFORMED WELL?

A A number of the Fund's holdings performed exceptionally well over the period, including LUKoil and Tatneft in Russia, and Graboplast and Magyar Olaj es Gazipari (MOL) in Hungary.

LUKoil is the largest Russian oil company and the world's third-largest oil producer. The company has more oil reserves than any other listed oil company in the world. We believe LUKoil should benefit from higher production based on a strengthening of the domestic economy, the narrowing between domestic and world price levels, higher exports, its joint venture with a major western oil company,(1) the acquisition of new cheap oil reserves and the consolidation of the Russian oil industry.

Tatneft is the fourth largest Russian oil company in terms of production and the sixth largest in terms of reserves. In our opinion, the company has good technology and a highly qualified workforce. Tatneft has also been able to maintain stable output due to favorable tax credits granted by the government of Tatarstan.

Graboplast is a Hungarian producer of home improvement materials, including floor coverings, wallpaper and insulation products. The company is a major beneficiary of the consolidation of the building materials industry. Demand for its products is strong in the recovering Hungarian economy.

MOL(1) is an integrated oil and gas company operating in Hungary. The company has embarked upon a program to improve the efficiency of its operations. But, by far the largest profit driver has been the gradual deregulation of natural gas prices.

Q  COULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN HUNGARY?

A Hungary's three-year commitment to economic austerity has nurtured a positive investment climate, with local investment and healthy foreign capital inflows resulting in another strong year for its stock market overall. Inflation has begun to fall and is
                                                           CONTINUED P3

(1) MOL was sold off prior to October 31, 1997.

G.T. GLOBAL EASTERN EUROPE FUND

INTERVIEW WITH THE PORTFOLIO MANAGER     CONTINUED

estimated to drop from 20% at the beginning of this year to 16% by year-end. Meanwhile, the current account deficit continues to improve, and we forecast that Hungary's large output gap should support above-trend GDP growth of 6% to 7% over the next several years.

However, despite improved inflation figures and positive earnings results for many companies, the Hungarian market was not immune to the turmoil in world equity markets that became entrenched in October as the crisis in Asia took root.

We believe valuations are looking more attractive following October's selloff, and feel Hungary may stand to benefit as a regional safe haven because of its solid representation of blue-chip companies. Looking ahead, November will bring the long-awaited initial public offering (IPO) of the country's largest telecommunications company.(2) The largest-ever IPO in the region, it is expected to boost market capitalization of the Budapest stock exchange by about 30%. The key challenge for Hungary next year will be to keep its current account deficit under control if the economy rebounds as we expect.

Q  WHAT ARE YOUR EXPECTATIONS FOR POLAND?

A We have been cautious about the Polish market for some time and see little hope of a quick recovery. After last year's positive market performance, the 12-month period to the end of October 1997 has been disappointing for investors. While some economic data continues to be encouraging, weak corporate earnings have cast a long shadow, and investors are likely to remain bearish in the near term.

Q  HOW HAS THE CZECH MARKET FARED?

A The Czech market, beleaguered by negative investor sentiment throughout much of the year, was the region's laggard. It has suffered under a host of factors, including fallout from the Asian crisis, downgrading of Czech Republic sovereign debt from A- to BBB+ by the IBCA, and an unstable political environment. Third-quarter corporate results reflected poor performance once again. Additionally, excessive wage growth and poor corporate governance have fueled problems in the current account. Although we anticipate some relief for the trade deficit, as import growth slows with declining domestic demand and strengthening exports to Germany, favorable trade data are unlikely to pave the way for interest rate cuts.

MARKETS AT A GLANCE

STOCK MARKET CAPITALIZATION (US $ BILLION)
OCTOBER 31, 1997

[EDGAR REPRESENTATION OF GRAPH]

Russia*                31.3
Poland                  4.5
Hungary                 5.5
Czech                   2.4

Source: IFCI, November 1997.
*  Break in bar reflects changes in scale.


On a positive note, the government seems to be making some progress in supporting much-needed foreign direct investment, and advances in privatization could cheer sentiment. On the privatization menu for next year are stakes in three of the largest banks.(2) This could eventually turn into good news if the quality of banking services and assets were to improve. Nevertheless, we continue to see little upside to this market for the time being.

Q WHAT HAS DRIVEN THE DOWNTURN IN THE RUSSIAN MARKET, THE FUND'S LARGEST ALLOCATION?

A The Russian market is subject to strong swings between euphoria and gloom. Having first risen 185% from the beginning of the year to its peak on October 6, the Russian market then receded by 37% to December 4. Even so, the market still shows a respectable gain of 80% in the year-to-December 15 (all figures are based on the RTS Index and are quoted in U.S. dollars).
                                                                  CONTINUED P4

(2) There is no assurance the Fund will invest in the securities of these companies.

INTERVIEW WITH THE PORTFOLIO MANAGER     CONTINUED

The current selloff was triggered by the Asian crisis. In Asia, excessive money and credit growth, as well as large capital inflows, degenerated into over-investment, reducing investment returns and producing lower asset prices. Russia suffers from exactly the opposite problem. Money growth has been tight, to squeeze inflation out of the system, and capital expenditure is still declining after seven years of negative growth. Even so, the Russian market has followed the downward path of Asian markets as the appetite for risk has declined and some investors have panicked.

As in Asia, the Russian correction was amplified by rumors of potential bankruptcies, increasing the perception of counter-party risk. Many brokers seriously cut their list of approved counterparties, thereby limiting the liquidity of the market. It should be noted, however, that, unlike Asia, no bankruptcies have yet been declared in Russia, and payment failures in equity and bond markets are extremely rare.

We believe both the euphoria and the gloom are misplaced. For the first time since the Soviet economy began to melt down, positive growth was recorded in the year to October, even if it was only a modest 0.3%. Growth is the natural consequence of stabilization policies. Foreign direct investment is picking up strongly from a low base: $3 billion was recorded in the first nine months of this year, versus $1 billion last year.

Q  WHAT ARE THE RESULTS OF FOREIGN DIRECT INVESTMENT IN RUSSIA?

A Recent alliances between major western oil companies and Russia's (and indeed the world's) largest gas company and second-largest oil company(2) are particularly noteworthy and of considerable significance. Western oil companies that are left with plenty of cash after their restructuring efforts--and that see little or no potential in refining and marketing--want to secure growth by gaining access to huge Russian oil reserves.

Their confidence in Russia has been bolstered by Yeltsin's reelection, signs of a turnaround in the economy and greater emphasis on shareholders' rights. These deals have also forced other Western oil companies to review their options. We expect further alliances between Western and Russian companies, along with consolidation of the fragmented Russian oil industry.

Q  IS RUSSIA MAKING PROGRESS IN TAX COLLECTION?

A Tax collection remains a concern. In the long term, inflation can only be kept under control if the budget deficit is contained. At 30%, the debt-to-GNP ratio remains low, but we feel it is growing at an unsustainable rate. The budget deficit is checked by arbitrary non-disbursement of budget items approved by the Duma (lower house of Parliament), which we also believe cannot be sustained. Consequently, raising tax revenues is the only alternative. The International Monetary Fund's (IMF) decision to delay further loan disbursements to Russia will, in our opinion, strengthen the hand of the reformist government in seeking tax code reform.

PROGRESS ON PRICES
INFLATION (CONSUMER PRICE INDEX)

[EDGAR REPRESENTATION OF GRAPH]

                                1997e             1992
Hungary                           16%             21.8%
Poland                            14%               44%
Russia*                           12%            2,526%
Czech                            8.5%             12.4%

Source: GT Global, Inc. November 1997.
*  Break in bar reflects changes in scale.

Q  WHAT IS YOUR VIEW ON RUSSIA'S CURRENCY SITUATION?

A The ruble came under pressure following devaluations in Asia and the selloff in the bond market, which is dominated by foreign players. While it is possible, we think economic fundamentals in no way
                                                               CONTINUED P5

G.T. GLOBAL EASTERN EUROPE FUND

INTERVIEW WITH THE PORTFOLIO MANAGER     CONTINUED

justify a devaluation of the rouble. After some hesitation, the central bank raised interest rates sharply to defend the currency, and we believe the currency problem is compact and containable, but crucial. The exchange rate is the anchor of monetary policy; money supply targets would not be credible given the difficulty of estimating money demand in an economy that is being remonetized. Since the economy is still heavily dollarized, any depreciation of the rouble would have an immediate impact on inflation. In addition, a devaluation would seriously harm authorities' credibility.

In any event, we believe that once a risk is widely perceived, as is the case in Russia today, it can become an opportunity for long-term investment.

Q  WITH ALL THE GROWTH IN THESE MARKETS, IS LIQUIDITY STILL A PROBLEM?

A On one hand, many countries continue to privatize, bring new issues to the market and adopt newer and better technology. On the other, they lack proper domestic institutional investors, who would impose corporate governance and introduce much-needed breadth to the market. We believe things may soon begin to change as pension reform becomes a priority. In Hungary and Poland, for example, a new system is due to start next year, under which mandatory payments will be made by younger workers.

However, despite solid growth in some of these markets, many exchanges remain tiny several have as few as 17 stocks listed on their exchanges. Even the region's giant, Russia, struggled with liquidity issues as the existence of a two-tier market became evident during October's correction. While Russian blue-chip ADRs proved their liquidity during the selloff, the market in small cap stocks virtually dried up, and spreads widened significantly.

ABOUT THE PORTFOLIO MANAGERS

SERGE SELFSLAGH - Portfolio Manager for Chancellor LGT Asset Management and LGT Asset Management PLC (London) since 1993. Previously, Mr. Selfslagh was a Portfolio Manager for Schroder Investment Management from 1986-92, and an economics lecturer at the Catholic University of Brussels. He received his M.A. from the Catholic University of Louvain and his M.Sc. from Imperial College, London.

ALLAN CONWAY - Head of Global Emerging Markets. Prior to joining Chancellor LGTAsset Management in 1997, Mr. Conway spent 23 years in the financial services industry. Most recently, from 1992-97 he was the Director, International Equities at Hermes Investment Management. He received a B.A. from the University of York, England.

GEOGRAPHIC ALLOCATION OF NET ASSETS %
OCTOBER 31, 1997

Russia                       57.8
Hungary                      21.3
Poland                        8.3
Czech Republic                2.7
Ireland                       1.9
Romania                       1.7
Ukraine                       1.1
Short-Term & Other            5.2

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.

                                                                                                                      % of
G.T. GLOBAL EASTERN EUROPE FUND                                                               Country               Net Assets

KEY PORTFOLIO HOLDINGS(3)

LUKOIL HOLDING  Russia's largest private oil and gas company, LUKoil holds                    Russia                17.6
18% of Russia's oil and gas extracting market and 11% of its refining market.
The company's oil reserves are estimated to be the second largest in the world.

MOSENERGO  Produces and distributes electric and thermal energy. The company owns             Russia                10.7
sufficient capacity to accommodate pickup in demand over the next two years.

RICHTER GEDEON RT  Manufactures pharmaceutical products exported to the                       Hungary               7.3
Commonwealth of Independent States (CIS), the Baltic States, Poland, the U.S.
and Japan.

UNIFIED ENERGY SYSTEMS  A state monopoly in the power utility sector. The                     Russia                6.8
company fully owns 35 of the largest power stations and all high-voltage networks--controlling over 85% of the domestic energy supply. Export markets include Kazakhstan, Finland and Mongolia.

GAZPROM  Operates in the extraction, transportation, storage and sale of                      Russia                4.5
natural gas. The company is the successor organization of the state-owned gas company. It owns and operates Russia's Unified Gas Supply System. The state owns 40% of the company, while Gazprom has a monopoly in supplying gas to the former Soviet Union. Gazprom also supplies 21% of western European natural gas consumption.

ELEKTRIM SPOLKA AKCYJNA, S.A.  Operates through five main divisions: power                    Poland                3.1
equipment, electrical machinery and apparatus, telecommunications, the cable industry and lighting technology. The company has export/import activities throughout Europe, the U.S., Korea and Russia.

TATNEFT  A vertically integrated oil company that explores, drills, produces                  Russia                2.8
and refines oil and gas in Tatarstan. The company is currently developing 58 fields with more than 20,000 wells. Tatneft has established several successful joint ventures with major French, German and U.S. companies.

BORSODCHEM RT  Manufactures and supplies a diversified line of chemical                       Hungary               2.8
products and produces and processes raw materials. BorsodChem mainly supplies western European markets with its products.

ROSTELECOM  Provides long-distance and international telecommunications                       Russia                2.8
services. The company offers direct-dial telephone service in Russia and international telecommunication services. Rostelecom controls approximately
95% market share in outgoing international phone calls.

SPT TELECOM AS  Operates a telephone and telecommunications network                           Czech                 2.7
throughout the Czech Republic. SPT Telecom also operates a wireless telephone network and provides international communication services.


Source: Bloomberg, November 1997.
(3) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

G.T. GLOBAL EASTERN EUROPE FUND

DIVIDEND REINVESTMENT PLAN

The G.T. Global Eastern Europe Fund ("Fund") Dividend Reinvestment Plan offers you a way to automatically reinvest income from dividends and capital gain distributions (collectively referred to as "dividends") in shares of the Fund. State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 01166 ("State Street"), acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares. The complete terms and conditions of the Dividend Reinvestment Plan may be obtained from the Fund at the address on the cover of this report. Please Note: If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

You are automatically enrolled in the Plan unless you specifically elect to receive dividends in cash. If you own shares in your own name, you should notify State Street, the Plan Agent, in writing if you wish to receive dividends in cash.

If the Fund declares a dividend, you, as a participant in the Plan, will automatically receive shares of the Fund. If the Fund's net asset value per share on the payment date equals or is less than the market price per share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the dividend amount in newly issued Fund shares on your behalf. The number of newly issued shares to be credited to your account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued; provided that the discount from the then current market price may not exceed 5%. If the net asset value is greater than the market price plus estimated brokerage commissions ("market discount"), the Plan Agent will invest the dividend amount in shares purchased on the New York stock Exchange (NYSE) or otherwise on the open market to the extent available. If, before the Plan Agent has completed its open-market purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and, with respect to the uninvested portion of the dividend amount, participants in the Plan will receive newly issued shares.

There is no direct charge to participants for reinvesting dividends, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of the brokerage commissions incurred by the Plan Agent. Please
Note: The automatic reinvestment of dividends does not relieve you of any income tax which may be payable or required to be withheld on dividends.

You will receive an account statement from the Plan Agent after the distribution is paid, showing total dividends, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you.

You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent according to the Plan. If you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to the date of written notice of the change sent to the participants of the Plan at least 90 days before the record date for such dividend. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior written consent on at least 90 days prior written notice to participants in the Plan.

You may withdraw from the Plan without penalty at any time. Withdrawal requests should be directed to the Plan Agent and should include the name of the
                                                                CONTINUED P8

DIVIDEND REINVESTMENT PLAN   CONTINUED

Fund and shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by shareholder to take all subsequent dividends in cash. Elections will only be effective for dividends declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. If you do withdraw from the Plan, you will receive, without charge, a certificate issued in your name for all full shares; or if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert to cash, at the then-current market price, any fractional shares you hold at the time of withdrawal and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communication regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

FUNDAMENTAL PERIODIC REPURCHASE POLICY.
THE FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL POLICY REGARDING PERIODIC
REPURCHASES:

A The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board may place such conditions and limitations on Offers as may be permitted pursuant to Rule 23c-3 or SEC order.

B The third Friday in April of each year, or the immediately preceding business day if such day is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer.

C The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the fourteenth day after a Repurchase Request Deadline, or the next business day if such day is not a business day.

D Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

G.T. GLOBAL
EASTERN EUROPE
FUND

FINANCIAL
STATEMENTS

                        G.T. GLOBAL EASTERN EUROPE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of G.T. Global Eastern Europe Fund:

We have audited the accompanying statement of assets and liabilities of G.T. Global Eastern Europe Fund (previously G.T. Greater Europe Fund), including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Eastern Europe Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                        G.T. GLOBAL EASTERN EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (47.3%)
  LUKoil Holding - Sponsored ADR (b) .......................   RUS            263,600   $ 22,422,475        17.6
    OIL
  Mosenergo ................................................   RUS                 --             --        10.7
    ELECTRICAL & GAS UTILITIES
    Sponsored ADR 144A (b)(d) ..............................   --              64,800      2,754,000          --
    Sponsored ADR Reg. S Shares (b)(g) .....................   --              33,500      1,423,750          --
    Sponsored ADR (b)(g) ...................................   --             222,000      9,435,000          --
  Unified Energy Systems (b)(h) ............................   RUS         26,120,000      8,697,960         6.8
    ELECTRICAL & GAS UTILITIES
  Gazprom ADR 144A (b)(d) ..................................   RUS            259,300      5,801,838         4.5
    OIL
  Elektrim Spolka Akcyjna SA (b) ...........................   POL            424,745      4,003,344         3.1
    ENERGY SOURCES
  Tatneft (b)(c)(e) ........................................   RUS             25,000      3,587,500         2.8
    OIL
  Surgutneftegaz Sponsored ADR (b) .........................   RUS            255,000      2,295,000         1.8
    OIL
                                                                                        ------------
                                                                                          60,420,867
                                                                                        ------------
Services (11.1%)
  Rostelecom (b)(e) ........................................   RUS          1,130,000      3,503,000         2.8
    TELEPHONE - LONG DISTANCE
  SPT Telecom AS (e) .......................................   CZCH            30,000      3,454,022         2.7
    TELECOM - OTHER
  Vimpel Communications Sponsored ADR (b)(e) ...............   RUS             71,550      2,343,263         1.8
    TELECOM - OTHER
  Nizhny Novgorod Sviazinform (b)(e) .......................   RUS            320,000      1,216,000         1.0
    TELECOM - OTHER
  Kuban Electrosvyaz Preferred (b)(e) ......................   RUS             66,100        991,500         0.8
    TELECOM - OTHER
  Samara Svyazinform .......................................   RUS                 --             --         0.8
    TELEPHONE - REGIONAL/LOCAL
    Preferred (b)(e) .......................................   --               8,900        534,000          --
    Common (b)(e) ..........................................   --               4,600        517,500          --
  Chelyabinsk Svyazinform (b)(e) ...........................   RUS             16,900        878,800         0.7
    TELECOM - OTHER
  Russian Telecommunication Development Corp. ..............   RUS                 --             --         0.5
    TELEPHONE NETWORKS
    Non-voting (b)(c)(e)(f) ................................   --              52,600        394,500          --
    Voting (b)(c)(e)(f) ....................................   --              38,400        288,000          --
  Technoimpex (b)(c)(e)(f) .................................   HGRY             1,400             --          --
    WHOLESALE & INTERNATIONAL TRADE
                                                                                        ------------
                                                                                          14,120,585
                                                                                        ------------
Health Care (9.4%)
  Richter Gedeon RT ........................................   HGRY           101,160      9,297,412         7.3
    PHARMACEUTICALS
  Egis RT ..................................................   HGRY            56,022      2,629,087         2.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          11,926,499
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Consumer Non-Durables (7.6%)
  Pick Szeged RT 144A GDR (b)(d) ...........................   HGRY            40,000   $  3,300,000         2.6
    FOOD
  Graboplast RT ............................................   HGRY            56,000      3,019,100         2.4
    HOUSEHOLD PRODUCTS
  Russkie Samotsvety (b)(e) ................................   RUS             50,000      2,412,500         1.9
    OTHER CONSUMER GOODS
  Agros Holdings SA "C" Series (b)(e) ......................   POL             45,630        957,181         0.7
    FOOD
                                                                                        ------------
                                                                                           9,688,781
                                                                                        ------------
Materials/Basic Industry (7.5%)
  BorsodChem RT Sponsored GDR (b) ..........................   HGRY            99,000      3,539,250         2.8
    CHEMICALS
  Pannonplast RT ...........................................   HGRY            60,662      3,332,423         2.6
    MISC. MATERIALS & COMMODITIES
  Izhorskie Zavody (b)(e) ..................................   RUS             20,000      1,775,000         1.4
    METALS - STEEL
  Mezogazdasagi Gepgyarto RT (b)(c) ........................   HGRY            25,000        692,519         0.5
    CHEMICALS
  Stomil Olsztyn SA (b) ....................................   POL             39,024        308,379         0.2
    PLASTICS & RUBBER
                                                                                        ------------
                                                                                           9,647,571
                                                                                        ------------
Investment Funds (4.7%)
  Baltic Republics Fund LTD (b)(c)(e) ......................   IRE              9,000      2,385,000         1.9
    COUNTRY FUND
  Romania Fund LTD (b)(e) ..................................   ROM             15,000      1,537,500         1.2
    COUNTRY FUND
  Ladenburg Thalmann Ukraine Fund LTD (b)(e) ...............   UKR             15,000      1,477,500         1.1
    COUNTRY FUND
  Romanian Growth Fund PLC (b)(e) ..........................   ROM             75,000        591,000         0.5
    COUNTRY FUND
                                                                                        ------------
                                                                                           5,991,000
                                                                                        ------------
Finance (3.0%)
  Bank Slaski SA (b) .......................................   POL             26,059      1,520,108         1.2
    BANKS - MONEY CENTER
  Bank Rozwoju Eksportu SA (b) .............................   POL             77,600      1,404,828         1.1
    BANKS - MONEY CENTER
  Bank Handlowy W. Warszawie (b)(e) ........................   POL             70,000        941,379         0.7
    BANKS - MONEY CENTER
  Ergo Bank SA .............................................   GK                   1             60          --
    BANKS - MONEY CENTER
                                                                                        ------------
                                                                                           3,866,375
                                                                                        ------------
Capital Goods (2.4%)
  Exbud SA (b)(e) ..........................................   POL            183,719   $  1,662,974         1.3
    CONSTRUCTION
  Uralmash Zavody (b)(e) ...................................   RUS            150,000      1,410,000         1.1
    MACHINERY & ENGINEERING
                                                                                        ------------
                                                                                           3,072,974
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Consumer Durables (1.8%)
  North American Business Industries (b)(e) ................   HGRY            50,000   $  1,355,515         1.0
    AUTO PARTS
  Nizhnekamskshina (b)(e) ..................................   RUS             10,000      1,000,000         0.8
    AUTO PARTS
                                                                                        ------------
                                                                                           2,355,515
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $113,617,352) ...............                             121,090,167        94.8
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT (0.3%)                                                               (NOTE 1)       ASSETS(A)
------------------------------------------------------------                            ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Company, due November 3, 1997, for an effective yield of
   5.57% collateralized by $330,000 U.S. Treasury Bonds,
   8.875% due 8/15/17 (market value of collateral is
   $432,939 including accrued interest). (cost $423,000) ...                                 423,000         0.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $114,040,352) * ....................                             121,513,167        95.1
Other Assets and Liabilities ...............................                               6,209,400         4.9
                                                                                        ------------       -----

NET ASSETS .................................................                            $127,722,567       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        (a)  Percentages indicated are based on net assets of $127,722,567.
        (b)  U.S. currency denominated.
        (c) At October 31, 1997, the Fund owned the following restricted securities constituting 5.8% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                          ACQUISITION                           VALUE
                                             DATE      SHARES     COST        PER SHARE
                                          -----------  ------  -----------   ------------
Baltic Republic Fund....................   09/02/94     9,000  $   900,000     $265.00
Mezogazdasagi Gepgyarto RT..............   02/26/97    25,000      270,250       27.70
Russian Telecommunication Development
 Corp.:
  Non-voting............................   12/20/93    52,600      526,000        7.50
  Voting................................   12/20/93    38,400      384,000        7.50
Tatneft.................................   08/15/96    25,000      675,000      143.50
Technoimpex.............................   11/22/90     1,400    2,989,406        0.00

        (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (e)  Non-income producing security.
        (f) Valued in good faith at fair value using procedures approved by the Board of Trustees (see Note 1 of Notes to Financial Statements).
        (g) Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        (h) All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts (see Note 1 of Notes to Financial Statements).
          *  For Federal income tax purposes, cost is $115,535,852 and appreciation (depreciation) of securities is as follows:

                 Unrealized appreciation:         $  18,893,471
                 Unrealized depreciation:           (12,916,156)
                                                  -------------
                 Net unrealized appreciation:     $   5,977,315
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        G.T. GLOBAL EASTERN EUROPE FUND

                                October 31, 1997

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1997 was concentrated in the following countries:

                                            PERCENTAGE OF NET ASSETS(A)
                                        -----------------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY       OTHER         TOTAL
--------------------------------------  ------   -------------   ----------
Czech Republic (CZCH/CZK) ............    2.7                           2.7
Hungary (HGRY/HUF) ...................   21.3                          21.3
Ireland (IRE/IEP) ....................    1.9                           1.9
Poland (POL/PLN) .....................    8.3                           8.3
Romania (ROM/ROL) ....................    1.7                           1.7
Russia (RUS/RUR) .....................   57.8                          57.8
Ukraine (UKR/UKR) ....................    1.1                           1.1
Short-term & Other ...................    0.0         5.2               5.2
                                        ------      -----        ----------
Total  ...............................   94.8         5.2             100.0
                                        ------      -----        ----------
                                        ------      -----        ----------

--------------

(a)  Percentages indicated are based on Net Assets of $127,722,567.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        G.T. GLOBAL EASTERN EUROPE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $114,040,352) (Note 1)...............................  $121,513,167
  U.S. currency.......................................................................  $     373
  Foreign currencies (cost $452)......................................................        447          820
                                                                                        ---------
  Receivable for securities sold.................................................................   15,574,329
  Dividends and foreign withholding taxes receivable.............................................      127,903
  Prepaid expenses...............................................................................        4,315
                                                                                                   -----------
    Total assets.................................................................................  137,220,534
                                                                                                   -----------
Liabilities:
  Payable for loan outstanding (Note 6)..........................................................    5,000,000
  Payable for securities purchased...............................................................    4,042,500
  Payable for investment management fees (Note 2)................................................      157,571
  Payable for printing and postage expenses......................................................      127,900
  Payable for professional fees..................................................................       76,000
  Payable for administration fees (Note 2).......................................................       31,514
  Payable for loan outstanding interest (Note 6).................................................       27,022
  Payable for custodian fees.....................................................................        7,000
  Payable for Trustees' fees and expenses (Note 2)...............................................        6,800
  Other liabilities..............................................................................       21,660
                                                                                                   -----------
    Total liabilities............................................................................    9,497,967
                                                                                                   -----------
Net assets.......................................................................................  $127,722,567
                                                                                                   -----------
                                                                                                   -----------
Net asset value per share ($127,722,567 DIVIDED BY 6,859,397 capital shares outstanding).........  $     18.62
                                                                                                   -----------
                                                                                                   -----------
Net assets consist of:
  Paid-in capital (Note 4).......................................................................  $93,238,784
  Accumulated net realized gain on investments and foreign currency transactions (Note 1)........   27,018,692
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.....       (7,724)
  Net unrealized appreciation of investments.....................................................    7,472,815
                                                                                                   -----------
Total -- representing net assets applicable to capital shares outstanding........................  $127,722,567
                                                                                                   -----------
                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        G.T. GLOBAL EASTERN EUROPE FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest and other.........................................................................  $1,580,394
  Dividends (net of foreign withholding tax of $95,989)......................................     872,563
                                                                                               ----------
    Total investment income..................................................................   2,452,957
                                                                                               ----------
Expenses:
  Investment management fees (Note 2)........................................................   1,650,255
  Administration fees (Note 2)...............................................................     330,051
  Professional fees..........................................................................     162,795
  Printing and postage expenses..............................................................     135,407
  Custodian fees.............................................................................      90,291
  Trustees' fees and expenses (Note 2).......................................................      30,151
  Transfer agent fees........................................................................      24,807
  Other expenses.............................................................................      61,421
                                                                                               ----------
    Total expenses...........................................................................   2,485,178
                                                                                               ----------
Net investment loss..........................................................................     (32,221)
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments...............................................  $28,441,374
  Net realized loss on foreign currency transactions.............................  (1,062,463)
                                                                                   ----------
    Net realized gain during the period......................................................  27,378,911
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies.........................................................      15,419
  Net change in unrealized appreciation of investments...........................  (2,020,222)
                                                                                   ----------
    Net unrealized depreciation during the period............................................  (2,004,803)
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  25,374,108
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $25,341,887
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        G.T. GLOBAL EASTERN EUROPE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED     YEAR ENDED
                                                                                OCTOBER 31,   OCTOBER 31,
                                                                                   1997           1996
                                                                               -------------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)...............................................   $   (32,221)  $  2,032,527
  Net realized gain on investments and foreign currency transactions.........    27,378,911     37,161,643
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies.........................................        15,419         73,029
  Net change in unrealized appreciation of investments.......................    (2,020,222)   (14,682,286)
                                                                               -------------  ------------
  Net increase in net assets resulting from operations.......................    25,341,887     24,584,913
Distributions to shareholders: (Note 1)
  From net investment income.................................................      (486,813)    (1,912,552)
  From net realized gain on investments......................................   (12,964,260)      (981,975)
                                                                               -------------  ------------
    Total distributions......................................................   (13,451,073)    (2,894,527)
Capital share transactions: (Note 4)
  Cost of shares redeemed pursuant to tender offer (Note 5)..................    (6,372,020)  (136,185,045)
                                                                               -------------  ------------
    Total increase (decrease) in net assets..................................     5,518,794   (114,494,659)
Net assets:
  Beginning of period........................................................   122,203,773    236,698,432
                                                                               -------------  ------------
  End of period..............................................................   $127,722,567* $122,203,773**
                                                                               -------------  ------------
                                                                               -------------  ------------

--------------
     * Including undistributed net investment income of $0.
     ** Including undistributed net investment income of $486,639.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        G.T. GLOBAL EASTERN EUROPE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1997        1996        1995        1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.92   $   14.75   $   15.37   $   14.07   $   10.37
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.00        0.24        0.11        0.02        0.12
  Net realized and unrealized gain
   (loss) on investments................       3.57        2.11       (0.38)       1.52        3.58
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       3.57        2.35       (0.27)       1.54        3.70
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders from:
  Net investment income.................      (0.07)      (0.12)      (0.02)      (0.12)       0.00
  Net realized gain on investments......      (1.80)      (0.06)      (0.33)      (0.12)       0.00
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.87)      (0.18)      (0.35)      (0.24)       0.00
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   18.62   $   16.92   $   14.75   $   15.37   $   14.07
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
Market value, end of period.............  $   16.38   $   13.75   $   12.75   $   13.00   $   14.25
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (based on market
 value).................................      35.81%       9.35%       0.73%      (7.25)%      52.0%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 127,723   $ 122,204   $ 236,698   $ 246,610   $ 225,231
Ratio of net investment income (loss) to
 average net assets.....................      (0.02)%      1.09%       0.80%       0.15%       1.04%
Ratio of expenses to average net
 assets.................................       1.88%       1.87%       1.79%       1.87%       1.88%
Portfolio turnover rate.................         95%         69%         57%         65%         87%
Average commission rate paid on
 portfolio transactions  (a)............  $  0.1374   $  0.0420         N/A         N/A         N/A

----------------

(a) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        G.T. GLOBAL EASTERN EUROPE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Eastern Europe Fund ("Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

                                      F10

                        G.T. GLOBAL EASTERN EUROPE FUND

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities, in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the counterparty fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income and capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I) DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

                                      F11

                        G.T. GLOBAL EASTERN EUROPE FUND

(K) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities held by the Fund (excluding 144A issues) are shown at the end of the Portfolio of Investments.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager. The Fund pays the Manager management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).

Princeton Administrators, L.P. ("Princeton") acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly adjusted net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of Manager or any of it's affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $119,407,301 and $128,626,466, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share. 16,045,345 shares were issued and 6,859,397 shares remained outstanding.

5. ANNUAL REPURCHASE OFFER
Pursuant to the Fund's policy of conducting annual repurchase offers, on March 26, 1997, the Fund offered to repurchase up to 5% of the issued and outstanding shares of beneficial interest in the Fund. The repurchase offer expired on April 18, 1997 and the shares were repurchased at the Net Asset Value at the close of regular trading on the New York Stock Exchange on May 2, 1997, less a repurchase fee equal to 1.473% of the NAV per share.

The Fund's agent, Boston Equiserve, indicated that 3,248,692 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The shares accepted for tender (361,021 shares representing 5%) received cash at a repurchase offer price of $17.39, which was equal to the Fund's net asset value of $17.65 as of May 2, 1997, less the repurchase fee. After the repurchase offer, the Fund has approximately 6.9 million shares outstanding; 361,021 shares were returned to the Fund's Treasury.

6. LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $5,000,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $4,161,162, with a weighted average interest rate of 6.32%. Interest expense for the Fund for the year ended October 31, 1997 was $27,022, and is included in "Other Expenses" on the Statement of Operations.

                                      F12

                        G.T. GLOBAL EASTERN EUROPE FUND

7. PROXY RESULTS (UNAUDITED)
During the year ended October 31, 1997, G.T. Global Eastern Europe Fund shareholders voted on the following proposals at a shareholders' meeting held on October 20, 1997. The description of each proposal and number of shares voted are as follows:

                                                                            SHARES VOTED   SHARES WITHHELD
                                                                                FOR           AUTHORITY
                                                                            ------------   ---------------
1. Election of Trustees:                  C. Derek Anderson..............     4,398,152          94,372
                                          Frank S. Bayley................     4,405,458          87,066

                                                                        SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                            FOR          AGAINST        ABSTAIN
                                                                        ------------   ------------   ------------
2. Proposal to ratify the selection of Coopers & Lybrand, L.L.P. as
Independent Public Accountants
 for the fiscal year ended October 31, 1997...........................   4,351,214        45,882         95,428

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.3096 per share (representing an approximate total of $2,123,435). The total amount of taxes paid by the Fund to such countries was approximately $.0140 per share (representing an approximate total of $95,989).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $12,964,260 as a capital gain dividend for the fiscal year ended October 31, 1997.

                                      F13

                        G.T. GLOBAL EASTERN EUROPE FUND

                                     NOTES

--------------------------------------------------------------------------------

                        G.T. GLOBAL EASTERN EUROPE FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                 G.T. Global Eastern Europe Fund
          GTFAR712XXXMER.673
          December, 1997